UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K/A
(Amendment No. 1)
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2018

____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	7733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously reported, on October 31, 2018, Vonage Holdings, Corp. ("Vonage" or the "Company") completed the previously announced acquisition of NewVoiceMedia Limited ("NewVoiceMedia"). This Current Report on Form 8-K/A (the "Form 8-K/A") amends the Current Report on Form 8-K filed by Vonage with the Securities and Exchange Commission on November 2, 2018 to include the financial statements of NewVoiceMedia and the pro forma information required by Items 9.01(a) and 9.01(b), respectively.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of NewVoiceMedia as of January 31, 2018 and 2017, and for each of the two years in the period ended January 31, 2018, and the unaudited condensed consolidated interim financial statements of NewVoiceMedia as of July 31, 2018 and for the six months ended July 31, 2018 and 2017 are attached to this Form 8-K/A as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements and explanatory notes related to Vonage's acquisition of NewVoiceMedia are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

See accompanying Exhibit Index for a list of the exhibits filed with this Form 8-K/A.

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of NewVoiceMedia as of January 31, 2018 and for each of the two years in the period ended January 31, 2018
99.2	Unaudited condensed interim financial statements of NewVoiceMedia as of July 31, 2018 and for the six months ended July 31, 2018 and 2017
99.3	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year ended December 31, 2017 and the nine months ended September 30, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	January 15, 2019	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer